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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2000

                                ZAMBA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                    0-22718                       41-1636021
       (Commission File No.)            (IRS Employer Identification No.)

                            7301 OHMS LANE, SUITE 200
                          MINNEAPOLIS, MINNESOTA 55439
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (612) 832-9800

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ITEM 5. OTHER EVENTS

On December 28, 1999, Zamba, ZCA Corp., a Minnesota corporation and wholly-owned subsidiary of Zamba ("Merger Sub") and Camworks entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") providing for the merger of Camworks with and into Merger Sub (the "Merger").

Zamba filed a Form 8-K on January 12, 2000 reporting the Merger under Item 2 as a significant acquisition and indicating that financial statements would be filed by amendment. Zamba is filing this amendment to report the acquisition under this Item 5 and to report that financial statements are not required.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Financial Statements

         Not required.

 (b) Pro forma Financial Statements

         Not required.

 (c) Exhibits

         None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZAMBA CORPORATION



                               By:/s/ Paul D. Edelhertz
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                                  Paul D. Edelhertz
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March 3, 2000